Impairment of assets	6 Months Ended
Jun. 30, 2026
Impairments [Abstract]
Disclosure of impairment of assets [text block]	Impairment and losses on sale of businesses and fixed assets
Net impairment charges and losses on sale of businesses and fixed assets for the second quarter and half year were $1,100 million and $1,689 million respectively, compared with net charges of $1,157 million and $1,660 million for the same periods in 2025 and include net impairment charges for the second quarter and half year of $888 million and $1,248 million respectively, compared with net impairment charges of $1,130 million and $1,561 million for the same periods in 2025.
Gas & low carbon energy
Second quarter and half year 2026 impairments includes a net impairment charge of $680 million and $525 million respectively, primarily related to the group's transition businesses, compared with net charges of $431 million and $746 million for the same periods in 2025 in the gas & low carbon energy segment.
Oil production & operations
Second quarter and half year 2026 impairments includes a net impairment charge of $107 million and $255 million respectively, compared with net charges of $326 million and $336 million for the same periods in 2025 in the oil production & operations segment.
Customers & products
Second quarter and half year 2026 impairments includes a net impairment charge of $101 million and $225 million respectively, compared with net charges of $373 million and $477 million for the same periods in 2025 in the customers & products segment.